UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2013

MBT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

MBT Financial Corp. today announced its intention to sell up to 500,000 shares of its common stock in a limited private placement. The Company expects to complete the private placement by March 15, 2013. The purpose of the private placement is to raise working capital for MBT Financial Corp. and additional capital for its wholly owned subsidiary, Monroe Bank & Trust. As part of the private placement the Company sold 62,814 shares of its common stock to certain directors and executive officers of the Company on March 1, 2013 at $3.63, the closing bid price as reported on NASDAQ on February 28, 2013. The remaining 437,186 shares will be offered to a limited number of private and institutional investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: March 1, 2013	By:	/s/ John L. Skibski
John L. Skibski Executive Vice President and CFO